UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2010

GLOBAL CLUB, INC.

(Exact name of registrant as specified in charter)

Nevada	333-153385	26-2940624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street, Carson City, NV	89703
(Address of principal executive offices)	(Zip Code)

(775) 333-1198

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02.

Unregistered Sales of Equity Securities.

On April 6, 2010, Global Club, Inc. (the “Company”) issued an aggregate of 5,000,000 common shares (the “Shares”) to various stockholders for share subscriptions received.

The Shares were issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Regulation S as the securities were issued in an "offshore transaction", as defined in Rule 902(h) of Regulation and the Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities.  Each stockholder was not a U.S. person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a U.S. person.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLUB, INC.

Date: April 12, 2010	By: /s/ Eden Clark
Eden Clark, President